                       Green Tree Financial Corporation
                 Green Tree Recreational, Equipment & Consumer
                                 Trust 1997-B
                          $594,781,837 (Approximate)



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in light of the same warnings, lack of assurances, and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any descriptions of the securities or underlying assets, the information contained in the Offering Document).

           ASSET BACKED SECURITIES EXTERNAL COMPUTATIONAL MATERIALS
           --------------------------------------------------------
            Green Tree Financial Corporation (Seller and Servicer)
                           $594,781,837(Approximate)
                 Green Tree Recreational, Equipment & Consumer
                                 Trust 1997-B

Securities Offered:
------------------------------------------------------------------------------------------------------------------
                                                                         Expected     Principal
                                                                         WAL@100%      Payment          Expected
                      Size        % of       Credit       Benchmark     Prepayment     Window            Ratings
Class                 ($MM)      Series     Priority        Index       Assumption     (mos.)          (S&P/Fitch)
------------------------------------------------------------------------------------------------------------------
To 10% Call
------------------------------------------------------------------------------------------------------------------
A-1                  $495.150    83.25%     Senior          3 Year          3.01        1-91 (91)      AAA/AAA
A-2                  $ 32.715     5.50%      Mezz           3 Year          3.01        1-91 (91)       AA/AA
A-3                  $ 26.765     4.50%      Mezz           3 Year          3.01        1-91 (91)       A/A+
A-4                  $ 16.355     2.75%       Sub           3 Year          3.01        1-91 (91)      BBB/BBB
B                    $ 23.797     4.00%       Sub           3 Year          3.01        1-91 (91)       A-/A
------------------------------------------------------------------------------------------------------------------
To Maturity
------------------------------------------------------------------------------------------------------------------
A-1                  $495.150    83.25%     Senior          3 Year          3.28      1-240 (240)      AAA/AAA
A-2                  $ 32.715     5.50%      Mezz           3 Year          3.28      1-240 (240)       AA/AA
A-3                  $ 26.765     4.50%      Mezz           3 Year          3.28      1-240 (240)       A/A+
A-4                  $ 16.355     2.75%       Sub           3 Year          3.28      1-240 (240)      BBB/BBB
B                    $ 23.797     4.00%       Sub           3 Year          3.28      1-240 (240)       A-/A
------------------------------------------------------------------------------------------------------------------

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
  If you have not received this statement, call your Lehman Brothers account executive for another copy.

Transaction Specifics
---------------------


     Managers:               Lehman Brothers (Lead Manager), Morgan Stanley,
                             Merrill Lynch

     Seller and Servicer:    Green Tree Financial Corporation

     Initial Collateral:     An initial pool of 32,529 retail installment sales
                             contracts and promissory notes for the purchase of a variety of consumer products and equipment, retail installment sales contracts and promissory notes financing home improvements, and closed-end home equity loans (collectively, the "Contracts").

     Subsequent Collateral:  On the Closing Date, approximately $100 million of additional Contracts, which will not include any home improvement loans or home equity loans (the "Subsequent Contracts"), will be added to the collateral pool.

     SMMEA:                  The bonds are Not SMMEA qualifying.

     Distribution Date:      The 15th of each month, beginning July 15, 1997

     Legal Final:            July 2028

     Delay Days:             No delay on bonds

     Expected Pricing:       Week of June 16, 1997

     Expected Closing:       Week of June 23, 1997

     Settlement:             5 Business Days

     Trustee:                First Trust National Association

     Optional Redemption:    10% Cleanup Call

     Tax Status:             Green Tree Recreational, Equipment & Consumer Trust
                             1997-B will elect to be treated as a grantor trust for federal income tax purposes.










Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
  If you have not received this statement, call your Lehman Brothers account executive for another copy.

Prepayment Sensitivity Information
----------------------------------

        Projected Performance Under Varying Prepayment Assumptions (1)



  Prepayment Assumption %         80%     90%   **100%**   110%    120%
  -----------------------       ------  ------  --------  ------  ------
To Call
-------
Avg. Life (years)                3.39    3.19      3.01    2.85    2.70
 Window (# of months)             101      96        91      86      82

To Maturity
-----------
Avg. Life (years)                3.66    3.46      3.28    3.12    2.96
 Window (# of months)             240     240       240     240     240

 (1) These assumptions may change and are subject to pricing.
 (2) Modified Duration - assumes an example yield.




  Asset Type                                  % of Initial    100% Prepayment
                                               Receivables       Assumption
--------------------------------------------------------------------------------
 Trucks                                           17.1%          1.2% ABS
--------------------------------------------------------------------------------
 Motorcycles, Aircraft                            22.4%           28% CPR
--------------------------------------------------------------------------------
 Marine                                           17.1%          225% PSA
--------------------------------------------------------------------------------
 Home Equity and High LTV                                         13% CPR
 Home Improvement                                 19.6%
--------------------------------------------------------------------------------
 Home Improvement                                  4.1%           20% CPR
--------------------------------------------------------------------------------
 RVs, Sport Vehicles,
 Horsetrailers, Pianos                            19.8%           18% CPR
--------------------------------------------------------------------------------

The following prepayment speeds represent the underlying prepayment speed of a given asset class for a specific percentage of the prepayment rate assumption.



 Asset Type                                  Prepayment      80%   90%   **100%**   110%  120%
                                                Type
----------------------------------------------------------------------------------------------
 Trucks                                          ABS        1.0%  1.1%     1.2%     1.3%  1.4%
----------------------------------------------------------------------------------------------
 Motorcycles, Aircraft                           CPR         22%   25%     28%       31%   34%
----------------------------------------------------------------------------------------------
 Marine                                          PSA        180%  203%     225%     248%  270%
----------------------------------------------------------------------------------------------
 Home Equity and High LTV Home                               10%   12%      13%      14%   16%
 Improvement                                     CPR
----------------------------------------------------------------------------------------------
 Home Improvement                                CPR         16%   18%      20%      22%   24%
----------------------------------------------------------------------------------------------
 RVs, Sport Vehicles, Horsetrailers,
 Pianos                                          CPR         14%   16%      18%      20%   22%
----------------------------------------------------------------------------------------------


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
  If you have not received this statement, call your Lehman Brothers account executive for another copy.

Summary Description of the Initial Collateral Pool
--------------------------------------------------

 . As of the Cut-Off Date (5/31/97) the initial collateral pool had the following characteristics:

   . fully amortizing or balloon

   . fixed contractual rate of interest

   . interest computed on the simple interest method.

The Contracts in the initial collateral pool were originated or purchased and will be serviced by Green Tree Financial Corporation.

   . Each Contract has its last scheduled payment due no later than June,
     2027.
   . All Contracts have a contractual rate of interest of at least 5.99% per annum and not more than 22.75%
   . The Contracts have remaining maturities of at least 3 months but not more than 360 months and original maturities of at least 5 months but not more than 360 months


                            INITIAL COLLATERAL POOL

     Aggregate Outstanding Principal Balance     $494,781,838
     Number of Contracts                               32,529
     Wgt. Avg. Contract Rate:                          12.00%
     Range of Rates:                           5.99% - 22.75%
     Wgt. Avg. Orig. Maturity:                            123
     Wgt. Avg. Rem. Maturity:                             122
     Avg. Rem. Princ. Balance:                        $15,210

               GEOGRAPHIC DISTRIBUTION OF INITIAL COLLATERAL POOL

                                                                                           % of Initial Collateral
                             Number of                  Aggregate Principal                  Pool by Outstanding
State                        Contracts                  Balance Outstanding                   Principal Balance
----------------------   ------------------        ------------------------------        ---------------------------
CA                              5,381                       $ 76,563,223                           15.47%
FL                              2,781                       $ 45,740,194                            9.24%
TX                              2,877                       $ 45,105,770                            9.12%
AZ                              1,805                       $ 24,975,352                            5.05%
Other States*                  19,685                       $302,397,298                           61.12%

Total /(1)/                    32,529                       $494,781,838                          100.00%

-----------
* No one State in this category constitutes more than 5% of the Outstanding Principal Balance of the Initial Collateral Pool.
(1) Percentages do not add to 100% due to rounding




Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
  If you have not received this statement, call your Lehman Brothers account executive for another copy.

                 YEAR OF ORIGINATION OF INITIAL COLLATERAL POOL

                                                                                % of Initial Collateral
                             Number of           Aggregate Principal              Pool by Outstanding
Year of Origination          Contracts           Balance Outstanding              Principal Balance
---------------------       ----------          ---------------------          -------------------------
 1986                          23                   $    152,142                         0.03%
 1987                          12                   $    119,304                         0.02%
 1988                          65                   $    558,361                         0.11%
 1991                           2                   $     20,620                            *
 1992                           2                   $     19,067                            *
 1994                           2                   $     18,106                            *
 1995                           3                   $     91,138                         0.02%
 1996                         2,539                 $ 22,944,679                         4.64%
 1997                        29,881                 $470,858,419                        95.16%

 Total /(1)/                 32,529                 $494,781,838                       100.00%
------------

* Indicates a percentage greater than 0% but less than .005%
(1)  Percentages do not add to 100% due to rounding

   DISTRIBUTION OF OUTSTANDING PRINCIPAL BALANCES OF INITIAL COLLATERAL POOL

                                                                                    % of Initial Collateral
Outstanding Principal Balance       Number of          Aggregate Principal           Pool by Outstanding
(in Dollars)                        Contracts          Balance Outstanding            Principal Balance
-----------------------------     ------------       -----------------------      --------------------------
Between $1-$25,000                   28,634               $265,680,015                     53.70%
Between $25,001-$50,000               2,796               $ 95,245,488                     19.25%
Between $50,001-$75,000                444                $ 26,984,066                      5.45%
Between $75,001-$100,000               337                $ 29,060,313                      5.87%
Between $100,001-$125,000              98                 $ 10,708,760                      2.16%
Between $125,001-$150,000              46                 $  6,254,793                      1.26%
Between $150,001-$175,000              45                 $  7,236,639                      1.46%
Between $175,001-$200,000              21                 $  3,916,121                      0.79%
Between $200,001-$225,000              11                 $  2,376,135                      0.48%
Between $225,001-$250,000               6                 $  1,405,261                      0.28%
Between $250,001-$275,000              11                 $  2,881,128                      0.58%
Between $275,001-$300,000              10                 $  2,880,726                      0.58%
Between $300,001-$325,000               9                 $  2,832,996                      0.57%
Between $325,001-$350,000               6                 $  1,998,132                      0.40%
Between $350,001-$375,000               4                 $  1,459,041                      0.29%
Between $375,001-$400,000               6                 $  2,340,580                      0.47%
Between $400,001-$425,000               2                 $    826,862                      0.17%
Between $425,001-$450,000               4                 $  1,745,840                      0.35%
Between $450,001-$475,000               1                 $    453,260                      0.09%
Between $475,001-$500,000               4                 $  1,975,495                      0.40%
Between $500,001-$600,000              13                 $  7,290,037                      1.47%
Between $600,001-$700,000               7                 $  4,420,586                      0.89%
Between $700,001-$800,000               4                 $  2,909,518                      0.59%
Between $800,001-$900,000               2                 $  1,689,643                      0.34%
Between $900,001-$1,000,000             2                 $  1,840,580                      0.37%
Over $1,000,000                         6                 $  8,369,821                      1.69%

Total /(1)/                          32,529               $494,781,838                    100.00%
-----------

(1)  Percentages do not add to 100% due to rounding



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
  If you have not received this statement, call your Lehman Brothers account executive for another copy.

          DISTRIBUTION OF ORIGINAL BALANCES OF INITIAL COLLATERAL POOL

                                                                                 % of Initial Collateral
                                       Number of        Aggregate Principal        Pool by Outstanding
 Original Balance (in Dollars)         Contracts        Balance Outstanding         Principal Balance
 -----------------------------         ---------        -------------------      -----------------------
 Between $1-$25,000                     28,545             $264,192,477                 53.40%
 Between $25,001-$50,000                 2,878             $ 96,503,757                 19.50%
 Between $50,001-$75,000                  445              $ 26,794,207                  5.42%
 Between $75,001-$100,000                 339              $ 29,086,348                  5.88%
 Between $100,001-$125,000                101              $ 10,981,713                  2.22%
 Between $125,001-$150,000                47               $  6,374,933                  1.29%
 Between $150,001-$175,000                44               $  7,062,651                  1.43%
 Between $175,001-$200,000                22               $  4,090,110                  0.83%
 Between $200,001-$225,000                 9               $  1,930,329                  0.39%
 Between $225,001-$250,000                 8               $  1,851,067                  0.37%
 Between $250,001-$275,000                10               $  2,608,822                  0.53%
 Between $275,001-$300,000                11               $  3,153,032                  0.64%
 Between $300,001-$325,000                 9               $  2,832,996                  0.57%
 Between $325,001-$350,000                 6               $  1,998,132                  0.40%
 Between $350,001-$375,000                 4               $  1,459,041                  0.29%
 Between $375,001-$400,000                 6               $  2,340,580                  0.47%
 Between $400,001-$425,000                 2               $    826,862                  0.17%
 Between $425,001-$450,000                 4               $  1,745,840                  0.35%
 Between $450,001-$475,000                 1               $    453,260                  0.09%
 Between $475,001-$500,000                 4               $  1,975,495                  0.40%
 Between $500,001-$600,000                13               $  7,290,037                  1.47%
 Between $600,001-$700,000                 7               $  4,420,586                  0.89%
 Between $700,001-$900,000                 6               $  4,599,162                  0.93%
 Between $900,001-$1,000,000               2               $  1,840,580                  0.37%
 Over $1,000,000                           6               $  8,369,821                  1.69%

 Total /(1)/                            32,529             $494,781,838                100.00%

--------------
 (1)  Percentages do not add to 100% due to rounding

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
  If you have not received this statement, call your Lehman Brothers account executive for another copy.

            REMAINING MONTHS TO MATURITY OF INITIAL COLLATERAL POOL

                                                                         % of Initial Collateral
                             Number of        Aggregate Principal          Pool by Outstanding
Months Remaining             Contracts        Balance Outstanding           Principal Balance
----------------             ---------        -------------------        -----------------------
 1-12                           90               $    325,750                     0.07%
 13-24                         1,096             $  5,964,403                     1.21%
 25-36                         2,434             $ 20,673,771                     4.18%
 37-48                         3,978             $ 42,542,148                      8.6%
 49-60                         7,951             $ 94,673,922                    19.13%
 61-72                         2,506             $ 32,524,046                     6.57%
 73-84                         1,935             $ 23,362,401                     4.72%
 85-96                          745              $  8,796,914                     1.78%
 97-108                         76               $    598,449                     0.12%
 109-120                       4,591             $ 65,597,710                    13.26%
 121-132                         8               $    103,652                     0.02%
 133-144                       1,993             $ 37,132,054                      7.5%
 145-156                         2               $     38,351                     0.01%
 157-168                         4               $    129,691                     0.03%
 169-180                       2,995             $ 98,191,134                    19.85%
 181-192                         3               $     46,684                     0.01%
 193-204                         3               $    160,999                     0.03%
 205-216                         1               $     10,166                       *
 229-240                       1,769             $ 52,999,199                    10.71%
 289-300                        345              $ 10,768,778                     2.18%
 349-360                         4               $    141,616                     0.03%
 Total /(1)/                  32,529             $494,781,838                   100.00%
                              ------             ------------                   ------

----------------
 * Indicates a percentage greater than 0% but less than .005%
 (1)  Percentages do not add to 100% due to rounding

                        RATES OF INITIAL COLLATERAL POOL

                                                                         % of Initial Collateral
                             Number of        Aggregate Principal          Pool by Outstanding
Range of Rates               Contracts        Balance Outstanding           Principal Balance
--------------               ---------        -------------------        -----------------------
 From 0%-7.0000%                 1               $      7,693                        *
 From 7.0001%-7.5000%            1               $    482,247                     0.10%
 From 7.5001%-8.0000%            4               $  1,829,188                     0.37%
 From 8.0001%-8.5000%           46               $  9,799,654                     1.98%
 From 8.5001%-9.0000%           306              $ 29,595,252                     5.98%
 From 9.0001%-9.5000%           750              $ 31,237,916                     6.31%
 From 9.5001%-10.0000%         2,144             $ 66,740,064                    13.49%
 From 10.0001%-10.5000%        1,865             $ 40,006,574                     8.09%
 From 10.5001%-11.0000%        3,545             $ 60,052,219                    12.14%
 From 11.0001%-11.5000%        1,616             $ 25,181,557                     5.09%
 From 11.5001%-12.0000%        2,855             $ 43,175,210                     8.73%
 From 12.0001%-12.5000%        1,031             $ 14,153,360                     2.86%
 From 12.5001%-13.0000%        1,753             $ 27,105,928                     5.48%
 From 13.0001%-13.5000%         462              $  6,347,028                     1.28%
 From 13.5001%-14.0000%        3,650             $ 36,071,284                     7.29%
 From 14.0001%-14.5000%        1,996             $ 13,930,186                     2.82%
 From 14.5001%-15.0000%        1,598             $ 22,717,977                     4.59%
 Over 15.0000%                 8,906             $ 66,348,499                    13.41%
 Total /(1)/                  32,529             $494,781,838                   100.00%
                              ------             ------------                   ------

--------------
* Indicates a percentage greater than 0% but less than .005%
 (1)  Percentages do not add to 100% due to rounding

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
  If you have not received this statement, call your Lehman Brothers account executive for another copy.

Collateral Summary Statistics
-----------------------------


                                                                         % of                                  Weighted
                                                                       Contract                                Average     Weighted
                              Number        % of        Scheduled        Pool        Average     Weighted      Original    Average
                                of        Contract      Principal      Scheduled    Principal     Average     Scheduled   Remaining
      Asset Type             Contracts      Pool         Balance       Principal     Balance       Rate          Term        Term
 ----------------------      ---------   ----------   -------------   -----------   ----------    ---------   ----------  ----------
Aircraft                           385        1.18%    $ 42,355,835         8.56%     $110,015        9.73%          154         153
Horsetrailers                    1,612        4.96%      15,247,259         3.08%        9,459        11.6%          115         114
Keyboards                          476        1.46%       5,510,341         1.11%       11,576       11.19%           74          74
Motorcycles                      8,130       24.99%      68,305,254        13.81%        8,402       13.68%           64          63
Marine Products                  5,521       16.97%      84,430,432        17.06%       15,293       10.66%          138         137
RVs                              3,360       10.33%      57,667,095        11.66%       17,163       10.29%          145         143
Sport Vehicles                   3,722       11.44%      19,299,541         3.90%        5,185       15.86%           54          53
Trucks                           1,123        3.45%      84,496,758        17.08%       75,242       10.75%           53          53
Home Equity                      3,117        9.58%      71,152,991        14.38%       22,827       14.73%          204         203
Home Improvement                 4,011       12.33%      20,487,790         4.14%        5,108       15.14%           89          87
High LTV Home
Improvement                      1,072        3.30%      25,828,542         5.22%       24,094       11.17%          225         224
----------------------          ------      ------     ------------       ------      --------       -----           ---         ---
Total (1)                       32,529      100.00%    $494,781,838       100.00%     $ 15,210       12.00%          123         122
----------------------

(1)  Percentages do not add to 100% due to rounding


The following are the assumed characteristics of Subsequent Contracts as of the Cut-off Date:

                         Aggregate Principal  Weighted Average  Weighted Average  Weighted Average
      Asset Type         Balance Outstanding   Original Term     Remaining Term         Rate
----------------------   -------------------  ----------------  ----------------  ----------------
Aircraft                    $ 15,837,514            156               156              9.78%
Horsetrailer                   4,271,369            124               124             11.48%
Keyboard                       1,250,459             73                73             11.41%
Motorcycles                   16,970,428             64                64             13.55%
Marine Products               21,127,884            131               131             11.08%
Recreational Vehicles         15,189,227            142               142             10.55%
Sport Vehicles                 5,210,676             55                55             15.89%
Trucks                        20,142,443             50                50             11.04%
                            ------------            ---               ---             ------
Total                       $100,000,000            104               104             11.48%


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
  If you have not received this statement, call your Lehman Brothers account executive for another copy.